UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2023

Goldman Sachs Private Middle Market Credit LLC

(Exact name of registrant as specified in its charter)

Delaware	000-55660	81-3233378
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 West Street, New York, New York		10282
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 902-0300

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01 - Entry into a Material Definitive Agreement.

On May 10, 2023, Goldman Sachs Private Middle Market Credit SPV LLC (“SPV”), a wholly-owned subsidiary of Goldman Sachs Private Middle Market Credit LLC (the “Company”), entered into the second amendment (the “Second Amendment”) to the Amended and Restated Loan and Security Agreement, as amended by the first amendment thereto, dated January 28, 2022 (as so amended and as further amended by the Second Amendment, the “Loan and Security Agreement”) among SPV, as borrower, the Company, as portfolio manager, State Street Bank and Trust Company, as collateral agent, collateral administrator, securities intermediary and bank, the lenders party thereto and JPMorgan Chase Bank, National Association, as administrative agent and lender. The Second Amendment, among other things: (i) reduced the lender commitments to $125,630,222.98, reflecting prior repayments of principal; (ii) increased the Applicable Margin from 3.25% to 3.50%; (iii) extended the Scheduled Termination Date from November 21, 2023 to November 21, 2024; (iv) replaced the LIBO Rate as the interest rate benchmark with (a) Term SOFR for loans denominated in U.S. Dollars, and (b) EURIBOR for loans denominated in Euros; and (v) added an Event of Default if the Company fails to, on or prior to September 1, 2023, extend the expiration date of its term to a date on or after the Scheduled Termination Date. Capitalized terms used herein without definition have the meanings assigned to them in the Loan and Security Agreement.

The foregoing description is only a summary of the material provisions of the Second Amendment and is qualified in its entirety by reference to a copy of the Second Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03 - Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

10.1	Second Amendment to Amended and Restated Loan and Security Agreement, dated as of May 10, 2023, among Goldman Sachs Private Middle Market Credit SPV LLC, as borrower, Goldman Sachs Private Middle Market Credit LLC, as portfolio manager, State Street Bank and Trust Company, in its capacity as collateral agent, collateral administrator, securities intermediary, and bank, and JPMorgan Chase Bank, National Association, as administrative agent and lender.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Goldman Sachs Private Middle Market Credit LLC (Registrant)

Date: May 16, 2023	By:	/s/ Alex Chi
Name: Alex Chi
Title: Co-Chief Executive Officer and Co-President

	By:	/s/ David Miller
Name: David Miller
Title: Co-Chief Executive Officer and Co-President